UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 28, 2008
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
     On January 28, 2008, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing results for the three months and the twelve months ended December 31, 2007. A copy of the News Release is included as Exhibit 99.1 and incorporated herein by reference.
     Park’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate Park’s performance. Specifically, management reviews (i) net income before impairment charge, (ii) net income per share-diluted before impairment charge, (iii) return on average assets before impairment charge, and (iv) return on average equity before impairment charge, (collectively, the “adjusted performance metrics”) and has included in the News Release information relating to the adjusted performance metrics for the three-month and twelve-month periods ended December 31, 2007 and 2006. For purposes of calculating these non-GAAP financial measures, net income (loss) for the three-month and twelve-month periods ended December 31, 2007 is increased by the non-cash goodwill impairment charge to earnings of approximately $54.0 million, to determine net income before impairment charge. Management believes the adjusted performance metrics present a more reasonable view of Park’s operating performance and ensures comparability of operating performance from period to period while eliminating the one-time non-recurring impairment charge. Park has provided a reconciliation of net income (loss) to net income before impairment charge and a reconciliation of net income (loss) per share-diluted to net income per share-diluted before impairment charge solely for the purpose of complying with SEC Regulation G and not as an indication that the adjusted performance metrics are a substitute for net income (loss), net income (loss) per share-diluted, return on average assets or return on average equity determined by GAAP.
Item 9.01 — Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 28, 2008.
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: January 28, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 28, 2008
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 28, 2008

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